EXHIBIT 99.1

DELTA PETROLEUM CORPORATION
Aleron H. Larson, Jr., Chairman
Roger A. Parker, President and CEO
Kevin K. Nanke, CFO
475 17th Street, Suite 1400
Denver, Colorado 80202

For Immediate Release


DELTA PETROLEUM CORPORATION REPORTS HIGHER REVENUE, EARNINGS AND EBITDAX FOR SECOND QUARTER OF FY2004

                 COMPANY ANNOUNCES NEW $50 MILLION BANK FACILITY

     DENVER, Colorado (February 4, 2004) -- Delta Petroleum Corporation (NASDAQ: DPTR); (FRANKFURT STOCK EXCHANGE: DPE), an independent energy exploration and development company, today reported its operating results for the second quarter and first half of fiscal 2004. The Company also announced the December 30, 2003 signing of a new bank credit facility, which depending on its available base, will allow the Company to borrow up to $50 million.

     For the three months ended December 31, 2003, total revenue increased 48% to $8.0 million, compared with $5.4 million in the second quarter of the previous fiscal year. The Company reported net income of $652,000, or $0.03 per share, in the most recent quarter, for a gain of 52% when compared with net income of $428,000, or $0.02 per share, in the prior-year period. EBITDAX (defined in a note at the end of this release) improved 78% to $3,7 million in the second quarter of fiscal 2004, compared with $2.1 million in the quarter ended December 31, 2002. Increases in revenues, earnings and EBITDAX primarily reflect contributions from acquisitions completed during fiscal 2003 and 2004, along with higher oil and gas prices. The increase in revenues also benefitted from higher production resulting from the Company's drilling activities.

    The average price realized for oil in the second quarter of fiscal 2004 approximated $29.91 per barrel (Bbl) onshore and $19.94 per Bbl offshore, versus $27.56 per Bbl onshore and $19.23 per Bbl offshore in the year-earlier quarter. The average price realized for natural gas approximated $4.60 per Mcf in the most recent quarter, compared with $4.38 per Mcf in the quarter ended December 31, 2002.

     For the six months ended December 31, 2003, total revenues increased 43% to $15.2 million, compared with $10.6 million in the first half of fiscal 2003. Net income increased 270% to $2.0 million, or $0.08 per share, during the first half of fiscal 2004, compared with net income of $545,000, or $0.02 per share, in the corresponding period of the previous fiscal year. Ebitdax increased 68% to $7.4 million in the first six months of fisacl 2004, versus $4.4 million in the six months ended December 31, 2002.

     The average price realized for oil in the first half of fiscal 2004 approximated $29.54 per Bbl onshore and $19.98 per Bbl offshore, versus $26.66 per Bbl onshore and $19.66 per Bbl offshore in the prior year period. The average price realized for natural gas approximated $4.72 per Mcf in the six months ended December 31, 2003, compared with $3.77 per Mcf in the first half of fiscal 2003.

     "The Company significantly accelerated its drilling activities in a number of geographic areas during the second quarter of Fiscal 2004," stated Roger A. Parker, President and Chief Executive Officer of Delta Petroleum Corporation. "We are very pleased with the overall results of such drilling activities, and the impact of new wells upon our revenues, earnings and EBITDAX should be more apparent in the third and fourth quarters of our fiscal year." A more detailed review of the Company's recent drilling activities will be provided in an 8-K to be filed with the U.S. Securities and Exchange Commission.

     In addition, on December 30, 2003 Delta entered into a new $50 million credit facility. The banking group has been expanded to include the Bank of Oklahoma, US Bank National Association and Hibernia National Bank. "We are very pleased with our new banking group, which was chosen in anticipation of continued growth," continued Parker. "The lending capability of each bank will allow us to increase drilling and acquisition activity." The maximum amount available under the new facility is $50 million, with a current borrowing base of $32.85 million.

     Delta Petroleum Corporation is an oil and gas exploration and development company based in Denver, Colorado. The Company has producing properties in 15 states and interests in one producing federal unit and four undeveloped units located in federal waters offshore California near Santa Barbara. Its common stock is traded on NASDAQ under the symbol "DPTR" and on the Frankfurt Stock Exchange under the symbol "DPE."

     Forward-looking statements in this announcement are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Investors are cautioned that all forward-looking statements involve risks and uncertainty, including without limitation, the costs of exploring and developing new oil and natural gas reserves, the price for which such reserves can be sold, environmental concerns effecting the drilling of oil and natural gas wells, as well as general market conditions, competition and pricing. Please refer to the Company's Securities and Exchange Commission filings for additional information.

     For further information contact the Company at (303) 293-9133 or via email at

                              info@deltapetro.com

                                      OR

RJ Falkner & Company, Inc., Investor Relations Counsel at (800) 377-9893 or via email at

                              info@rjfalkner.com

SOURCE:     Delta Petroleum Corporation

                         (Financial Highlights Follow)















DELTA PETROLEUM CORPORATION
AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS

                                                                     December 31,     June 30,
                                                                        2003           2003
                                                                    -------------   ------------
                    ASSETS                                           (Unaudited)
Current Assets:
 Cash and cash equivalents                                          $     711,000   $  2,271,000
 Marketable securities available for sale                                 768,000        662,000
 Trade accounts receivable, net of allowance for doubtful
   accounts of $50,000 at December 31, 2003 and June 30, 2003           4,629,000      4,410,000
 Prepaid assets                                                         1,438,000        764,000
 Other current assets                                                     475,000        560,000
                                                                    -------------   ------------
     Total current assets                                               8,021,000      8,667,000
                                                                    -------------   ------------
Property and Equipment:
 Oil and gas properties, at cost (using the successful efforts
   method of accounting):                                             112,605,000     90,487,000
 Less accumulated depreciation and depletion                          (16,226,000)   (12,669,000)
                                                                    -------------   ------------
     Net property and equipment                                        96,379,000     77,818,000
                                                                    -------------   ------------
Long term assets:
 Investment in LNG project                                              1,015,000           -
 Deferred financing costs                                                 141,000        117,000
 Partnership net assets                                                   198,000        245,000
                                                                    -------------   ------------
     Total long term assets                                             1,354,000        362,000
                                                                    -------------   ------------
                                                                    $ 105,754,000   $ 86,847,000
                                                                    =============   ============
           LIABILITIES AND STOCKHOLDERS' EQUITY
Current Liabilities:
 Current portion of long-term debt                                  $   7,945,000   $ 10,039,000
 Accounts payable                                                       6,428,000      3,604,000
 Derivative instruments                                                   143,000        468,000
 Current foreign tax payable                                              703,000        703,000
 Other accrued liabilities                                                546,000      1,087,000
                                                                    -------------   ------------
     Total current liabilities                                         15,765,000     15,901,000
                                                                    -------------   ------------
Long-term Liabilities:
 Asset retirement obligation                                            1,060,000        868,000
 Long-term debt, net                                                   28,000,000     22,175,000
                                                                    -------------   ------------
     Total long-term liabilities                                       29,060,000     23,043,000

Stockholders' Equity:
 Preferred stock, $.10 par value;
  authorized 3,000,000 shares, none issued                                   -              -
 Common stock, $.01 par value; authorized 300,000,000 shares, issued 25,412,000 shares at December 31, 2003 and 23,286,000
  at June 30, 2003                                                        254,000        233,000
 Additional paid-in capital                                            86,200,000     75,642,000
 Accumulated other comprehensive loss                                      55,000       (376,000)
 Accumulated deficit                                                  (25,580,000)   (27,596,000)
                                                                    -------------   ------------
     Total stockholders' equity                                        60,929,000     47,903,000
                                                                    -------------   ------------
                                                                    $ 105,754,000   $ 86,847,000
                                                                    =============   ============


DELTA PETROLEUM CORPORATION
AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS

                                                    Three Months Ended
                                               December 31,    December 31,
                                                  2003            2002
                                               ------------    ------------
Revenue:
 Oil and gas sales                             $ 8,074,000     $ 5,808,000
 Realized loss on derivative instruments,
   net                                             (68,000)       (387,000)
                                               -----------     -----------
     Total revenue                               8,006,000       5,421,000

Operating expenses:
 Lease operating expenses                        2,341,000       2,303,000
 Depreciation and depletion                      2,306,000       1,101,000
 Exploration expenses                              138,000          40,000
 Dry hole costs                                    177,000          43,000
 Professional fees                                 308,000         142,000
 General and administrative (includes stock
  option expense of $3,000 and $35,000 for
  the three months ended December 31, 2003
  and 2002, respectively)                        1,528,000         871,000
                                               -----------     -----------
     Total operating expense                     6,798,000       4,500,000

Income from operations                           1,208,000         921,000

Other income and (expense):
 Other income                                       15,000          10,000
 Interest and financing costs                     (576,000)       (432,000)
                                               -----------     -----------
     Total other expense                          (561,000)       (422,000)
                                               -----------     -----------
Income before discontinued operations              647,000         499,000

Discontinued operations:
 Income (loss) from operations of properties
  sold, net                                         33,000         (71,000)
 Loss on sale of properties                        (28,000)           -
                                               -----------     -----------
     Net income                                $   652,000     $   428,000
                                               ===========     ===========

Basic income per common share:
 Income before discontinued operations         $       .03     $       .02
 Discontinued operations                              -*              -*
                                               ===========     ===========
Net income                                     $       .03     $       .02
                                               ===========     ===========

Diluted income per common share:
 Income before discontinued operations         $       .03     $       .02
 Discontinued operations                              -*              -*
                                               ===========     ===========
 Net income                                    $       .03     $       .02
                                               ===========     ===========

*   less than $.01 per share


DELTA PETROLEUM CORPORATION
AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS

                                                                         Six Months Ended
                                                                   December 31,    December 31,
                                                                      2003            2002
                                                                   ------------    ------------
Revenue:
 Oil and gas sales                                                 $ 15,572,000    $ 11,062,000
 Realized loss on derivative instruments, net                          (380,000)       (420,000)
                                                                   ------------    ------------
     Total revenue                                                   15,192,000      10,642,000

Operating expenses:
 Lease operating expenses                                             4,550,000       4,273,000
 Depreciation and depletion                                           3,948,000       2,706,000
 Exploration expenses                                                   268,000          47,000
 Dry hole costs                                                         177,000          43,000
 Professional fees                                                      612,000         319,000
 General and administrative (includes stock
  option expense of $108,000 and $46,000 for
  the six months ended December 31, 2003 and 2002, respectively)      2,667,000       1,734,000
                                                                   ------------    ------------
     Total operating expense                                         12,222,000       9,122,000

Income from operations                                                2,970,000       1,520,000

Other income and (expense):
 Other income                                                            35,000          21,000
 Interest and financing costs                                        (1,085,000)       (940,000)
                                                                   ------------    ------------
     Total other expense                                             (1,050,000)       (919,000)
                                                                   ------------    ------------
Income before discontinued operations and cumulative effect
 on change in accounting principle                                    1,920,000         601,000

Discontinued operations:
 Income (loss) from operations of properties sold, net                  124,000         (36,000)
 Loss on sale of properties                                             (28,000)           -
                                                                   ------------    ------------
Income before cumulative effect of change in accounting principle     2,016,000         565,000
Cumulative effect of change in accounting principle                        -            (20,000)
                                                                   ------------    ------------
     Net income                                                    $  2,016,000    $    545,000
                                                                   ============    ============
Basic income per common share:
 Income before discontinued operations and cumulative effect
  on change in accounting principle                                $        .08    $        .02
 Discontinued operations                                                   -*              -*
 Income before cumulative effect of change in accounting principle          .08             .02
                                                                   ------------    ------------
 Cumulative effect of change in accounting principle                       -*              -*
                                                                   ------------    ------------
  Net income                                                       $        .08    $        .02
                                                                   ============    ============
Diluted income per common share:
 Income before discontinued operations and cumulative effect
  on change in accounting principle                                $        .07    $        .02
 Discontinued operations                                                    .01            -*
 Income before cumulative effect of change in accounting principle          .08             .02
  Cumulative effect of change in accounting principle                      -*              -*
                                                                   ------------    ------------
 Net income                                                        $        .08    $        .02
                                                                   ============    ============

* less than $.01 per share

                         Delta Petroleum Corporation
              Unaudited Reconciliation of Net Cash Provided by
                       Operating Activities to "EBITDAX"

                                               Three Months Ended          Six Months Ended
                                                  December 31,               December 31,
                                               2003         2002         2003           2002
                                            ----------   ----------   -----------    ----------
EBITDAX
Net cash provided by operating activities   $2,720,000   $1,222,000   $ 7,672,000    $4,377,000

Adjustments:
 Changes in other assets and liabilities       469,000      559,000    (1,195,000)     (662,000)
 Loss on sale of properties                    (28,000)        -          (28,000)         -
 Stock option expense                           (3,000)     (35,000)     (108,000)      (46,000)
 Interest net of financing amortization        437,000      306,000       819,000       713,000
 Exploration costs                             138,000       40,000       268,000        47,000
 Cumulative effect on change in accounting
   principle                                      -            -             -          (20,000)
                                            ----------   ----------   -----------    ----------
EBITDAX                                     $3,733,000   $2,092,000   $ 7,428,000    $4,409,000
                                            ==========   ==========   ===========    ==========


     Note: "EBITDAX" is a non-GAAP financial measure equal to net cash provided by operating activities, the most directly comparable GAAP financial measure, adjusted for changes in other assets and liabilities, loss on sale of properties, stock option expense, interest net of financing amortization, exploration costs and cumulative effect on change in accounting principle. This reconciliation is provided in accordance with applicable rules adopted by the Securities and Exchange Commission. "EBITDAX" is not a measure of performance under accounting principles generally accepted in the United States of America and should not be considered in isolation or construed as a substitute for net income or other operations data or cash flow data prepared in accordance with accounting principles generally accepted in the United States for purposes of analyzing our profitability or liquidity. In addition, not all funds depicted by "EBITDAX" are available for management's discretionary use but are subject to contractual restrictions and functional requirements to pay debt service, fund necessary capital expenditures and meet other commitments as described in more detail in the Company's Form 10-Q for the quarter ended December 31, 2003 as filed with the Securities and Exchange Commission. "EBITDAX" as calculated above may not be comparable to similarly titled measures reported by other companies.